Notes Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
Notes Payable

6. Notes Payable

In January 2023 the Company entered into a short-term note payable with a principal balance of $100,000, an original discount of 20% and a 9% interest rate. The note was paid in its entirety in February 2023.

In February 2023, the Company entered into an agreement to finance a portion of the premium for its Directors and Officers Insurance. The agreement provides for financing of $697,534 of the premium, repayments in 10 equal monthly installments of $71,485 each through December 2023 and accrued interest at 6.5%. The balance outstanding at September 30, 2023 was $213,290. The related balance of the premium of $307,735 is included in prepaid expenses.

NOTE 5 –NOTES PAYABLE On May 5, 2020 the Company received an SBA PPP loan in the amount of $9,917, at 1% interest. The loan was forgiven on March 15, 2021.